Exhibit 99.1

SSI CHUSEI, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2013

C O N T E N T S	PAGE
INDEPENDENT AUDITOR’S REPORT	1-2

FINANCIAL STATEMENTS
Balance Sheet	3
Statement of Comprehensive Income	4
Statement of Stockholder’s Equity	5
Statement of Cash Flows	6
Notes to Financial Statements	7-15

INDEPENDENT AUDITOR’S REPORT

To the Stockholder and Board of Directors
SSI Chusei, Inc.
Pasadena, Texas

Report on the Financial Statements

We have audited the accompanying financial statements of SSI Chusei, Inc. which comprise the balance sheet as of December 31, 2013, and the related statements of comprehensive income, stockholder’s equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

INDEPENDENT AUDITOR’S REPORT (CONTINUED)

Auditor’s Responsibility (Continued)

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SSI Chusei, Inc. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Appelrouth, Farah & Co.

Coral Gables, Florida
March 26, 2014

SSI CHUSEI, INC.
BALANCE SHEET
DECEMBER 31, 2013

ASSETS

CURRENT ASSETS
Cash	$380,462
Accounts receivable	3,086,852
Inventories	3,902,100
Marketable securities	97,380
Prepaid expenses	489,798
Total current assets	7,956,592

PROPERTY AND EQUIPMENT- NET	16,610,463

Total assets	$24,567,055

LIABILITIES AND
STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$1,333,333
Notes payable - related party	394,445
Accounts payable	2,630,237
Accrued liabilities	549,455
Deferred revenues	352,055
Total current liabilities	5,259,525

LONG-TERM LIABILITIES
Long-term debt, net of current portion	333,333
Interest rate swap	8,288
Total long-term liabilities	341,621
Total liabilities	5,601,146

STOCKHOLDER'S EQUITY
Common stock- $1 par value; 10,000,000 shares authorized,
6,966,984 issued and outstanding	6,966,984
Additional paid-in capital	400,000
Accumulated other comprehensive income	38,619
Retained earnings	11,560,306
Total stockholder's equity	18,965,909
Total liabilities and stockholder's equity	$24,567,055

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013

SALES	$23,121,370

COST OF SALES	9,201,631

GROSS PROFIT	13,919,739

OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,160,102

INCOME BEFORE OTHER INCOME (EXPENSES)	4,759,637

OTHER INCOME (EXPENSES)
Interest expense	(116,326)
Other income	249,085
Loss on disposal of property and equipment	(21,233)
Other expenses	(263,215)
Total other income (expenses)	(151,689)

NET INCOME	4,607,948

OTHER COMPREHENSIVE INCOME
Unrealized gain on available for sale securities	28,130
Change in fair market value of interest rate swaps	15,474
Total other comprehensive income	43,604

COMPREHENSIVE INCOME	$4,651,552

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF STOCKHOLDER'S EQUITY
DECEMBER 31, 2013

	COMMON STOCK SHARES AMOUNT		ADDITIONAL PAID -IN CAPITAL	ACCUMULATED OTHER COMPREHENSIVE INCOME	RETAINED EARNINGS	TOTAL

BALANCE - January 1, 2013	6,966,984	$6,966,984	$400,000	$(4,985)	$8,412,358	$15,774,357

NET INCOME	-	-	-	-	4,607,948	4,607,948

DISTRIBUTIONS	-	-	-	-	(1,460,000)	(1,460,000)

OTHER COMPREHENSIVE INCOME	-	-	-	43,604	-	43,604

BALANCE - December 31, 2013	6,966,984	$6,966,984	$400,000	$38,619	$11,560,306	18,965,909

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,607,948
Adjustments to reconcile net income to net cash provided by operating activities
Non-cash charges (credit) to net income:
Depreciation	1,515,853
Loss on disposal of property and equipment	21,233
Changes in operating assets and liabilities:
Accounts receivable	(629,046)
Inventories	(1,620,153)
Prepaid expenses	(56,775)
Accounts payable	540,574
Accrued liabilities	204,302
Deferred revenues	352,055
Net cash provided by operating activities	4,935,991

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,540,401)
Net cash used in investing activities	(1,540,401)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of long-term debt	(1,722,818)
Proceeds of note payable-related party	524,151
Payments of note payable-related party	(1,168,810)
Distributions	(1,460,000)
Net cash used in financing activities	(3,827,477)

NET DECREASE IN CASH	(431,887)

CASH AT BEGINNING OF YEAR	812,349

CASH AT END OF YEAR	$380,462

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$121,058

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 1.	NATURE OF OPERATIONS

SSI Chusei, Inc. (the “Company”) was incorporated, in the State of Texas, on July 17, 1989. The Company manufactures wax products and provides toll manufacturing services for specialty chemicals to domestic and international chemical manufacturers. The Company is located in Pasadena, Texas.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

Accounts Receivable
Accounts receivable are presented at net realizable value, which is comprised of total accounts receivable less any allowances for uncollectible accounts.  The Company provides an allowance for potentially uncollectible accounts based upon a periodic review and analysis of outstanding accounts receivable balances.  The resulting estimate of uncollectible receivables is charged to an allowance for doubtful accounts.  Recoveries of accounts previously written off are used to offset the allowance account in the periods in which the recoveries are made.  The Company considers accounts receivable to be fully collectible. Accordingly, no provision for doubtful accounts has been recorded as of December 31, 2013.

Inventories
Inventories are stated at the lower of cost or market. Raw material inventory cost is calculated using the weighted-average cost method, and wax inventory cost is calculated using the specific cost method.  Inventory includes product costs such as insurance, storage and transportation.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Marketable Securities
Marketable securities consist of investments in equity shares of a publicly held company, and are recorded at estimated fair value as a short-term asset.  These securities are classified as available-for-sale as of December 31, 2013.  Temporary unrealized gains and losses are recorded as a separate component of accumulated other comprehensive income (loss).  Unrealized losses are charged against earnings when a decline in fair value is determined to be other-than-temporary.  Impairment is considered to be other-than-temporary if an entity intends to sell a security, more likely than not will be required to sell a security before recovering its cost, or does not expect to recover a security’s entire amortized cost basis, even if there is no intent to sell the security.  At December 31, 2013, cost basis of shares was $50,473 and there was an unrealized gain amounting to $46,907 related to these securities.

Property and Equipment
Property and equipment are recorded at cost.  Depreciation is computed on the straight-line method over the estimated useful lives of the assets.  Costs of maintenance and repairs are charged to expense, while significant renewals and betterments are capitalized.

Impairment of Long-Lived Assets
Management reviews long-lived assets for impairment when circumstances indicate the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset.  If the carrying amount of an asset may not be recoverable, a write-down to fair value is recorded.  Fair values are determined based on the discounted cash flows, quoted market values, or external appraisals, as applicable.  Long-lived assets are reviewed for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified.  During the year ended December 31, 2013, no such impairment was recorded.

Derivative Financial Instruments
The Company has one interest rate swap, as of December 31, 2013, which is accounted for as cash flow hedge in accordance with Accounting Standards Codification (“ASC”) 815.  As of the report date, the swap met the effectiveness test and, as such, no gains or losses were included in net income during the year related to hedge ineffectiveness and there was no income adjustment related to any portion excluded from the assessment of hedge effectiveness.  A gain of $15,474 was included in other comprehensive income on the statement of stockholders’ equity for the year ended December 31, 2013. The swap contract has an original term of 39 months and expires in 2015. The Company had one other swap agreement which expired during the current year.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments (Continued)
The Company has only limited involvement with derivative financial instruments.  The Company’s interest rate swap agreement is intended to reduce the potential impact on earnings from increases in market interest rates associated with interest payments on a variable rate term loan. The agreement has an original notional amount of $4,000,000 with the Company paying a fixed rate of 1.00% and receiving a variable rate of a three month LIBOR. The Company has formally designated and documented the financial instrument as a hedge of the underlying exposure to fluctuations in variable interest rates. Under the interest rate swap agreement, the Company receives or makes payments on a quarterly basis on the differential between a specified interest rate and the three month LIBOR.

At times, the Company may be exposed to credit loss in the event of nonperformance by Wells Fargo Bank (the “Counterparty”) on the derivative financial contract. This credit loss is limited to the cost of replacing the contract at the current market rate. In response to this risk, the Company monitors the credit worthiness of the Counterparty. The Company does not obtain collateral in connection with the derivative financial contract.  At December 31, 2013, the derivative financial contracts were in favor of the Counterparty.  Therefore, in the opinion of management, there is currently no credit risk related to the derivative financial contracts.

Fair Value Measurements
The Company measures fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. A fair value hierarchy is presented based on the three levels of inputs for fair value measurements.

The three-level hierarchy for fair value measurements is defined as follows:

-	Level 1 – inputs to the valuation methodology are quoted market prices (unadjusted) for identical assets or liabilities in active markets;

-
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability other than quoted prices, either directly or indirectly including inputs in markets that are not considered to be active;

-	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
The Company is a Qualified Subchapter S Subsidiary and is treated as a single pass-through entity, with its parent company, an S Corporation, for purposes of reporting income taxes. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company’s taxable income.

The Company follows the provisions of ASC Topic 740-10, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the financial statements. The evaluation was performed for the tax years ended December 31, 2010, 2011 and 2012, the tax years which remain subject to examination by major tax jurisdictions as of December 31, 2013.

Product Liability
Accruals for product liability claims are recorded on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on existing information.  There were no accrued liabilities related to product liability claims at December 31, 2013.

Comprehensive Income
Comprehensive income consists of net income and other gains and losses affecting stockholders’ equity that, under generally accepted accounting principles are excluded from net income.  For the Company, such items are comprised of changes in the fair market value of two interest rate swap agreements (one expired during the current year) and unrealized gains and losses on available for sale securities.

Revenue Recognition
The Company recognizes revenue on wax and product sales and related cost of goods sold, net of rebates and discounts, when the title transfers which is subject to the particular terms of the sale.  The Company recognizes revenue from tolling services when the service has been provided to the customer.  The Company’s revenue recognition policies are designed to recognize revenues when persuasive evidence of an arrangement exists, the services have been rendered to customers, pricing is fixed or determinable, and collectability is reasonably assured. Revenues received in advance of future sales of product are recognized as deferred revenues on the accompanying balance sheet.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Shipping and Handling Costs
Shipping and handling costs are included in cost of goods sold on the accompanying income statement.

NOTE 3.                      CONCENTRATION AND CREDIT RISK

The Company maintains its cash balances with one financial institution in the State of Texas.  Balances are insured up to a maximum of $250,000.  At times, cash balances may exceed federally insured limits.

Financial instruments, which potentially subject the Company to concentrations and credit risk, consist principally of sales to customers. At December 31, 2013, concentrations and credit risk were as follows:

Accounts Receivable
At December 31, 2013, three customers accounted for approximately 51% of total accounts receivable.  Total accounts receivable due from these customers amounted to approximately $1,603,500.  One of these customers is a company related by common ownership.  Total accounts receivable due from the related party amounted to approximately $871,600 at December 31, 2013.

Sales
For the year ended December 31, 2013, two customers accounted for approximately 37% of total revenues.  Total revenues derived from these customers amounted to approximately $8,627,600.  One of these customers is related by common ownership.  Total revenues from the related party amounted to approximately $6,154,600 for the year ended December 31, 2013.

NOTE 4.          INVENTORIES

Inventories consisted of the following as of December 31, 2013:

Raw materials	$799,569
Finished goods	3,089,102
Packaging supplies	13,429
Total	$3,902,100

NOTE 5.        PROPERTY AND EQUIPMENT - NET

At December 31, 2013, cost, accumulated depreciation, and estimated useful lives are summarized as follows:

Land improvements	5-40 Years	$1,694,364
Buildings	10-40 Years	2,239,035
Plant equipment	2-15 Years	28,856,278
Furniture, fixtures and equipment	5-10 Years	587,433
		33,377,110
Less: accumulated depreciation		18,071,891
		15,305,219
Land		699,640
Construction in progress		605,604
		$16,610,463

Depreciation expense for the year ended December 31, 2013 amounted to $1,515,853.

NOTE 6.                      FAIR VALUE MEASUREMENTS

The Company measures marketable securities and the interest rate swap agreement at fair value. Marketable securities are classified within Level 1 as they are valued using quoted market prices for identical assets in active markets.  The interest rate swap agreement is classified within Level 2 because it is valued using quoted market prices to similar instruments in active markets or alternative pricing sources and models utilizing observable inputs.

Assets and liabilities measured at fair value on a recurring basis are summarized below:

	Total December 31, 2013	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Description
Assets
Marketable securities	$97,380	$97,380	$-	$-

Liabilities
Interest rate swap agreement	$8,288	$-	$8,288	$-

Certain assets and liabilities are measured at fair value on a non-recurring basis. During the year ended December 31, 2013, there were no adjustments to the fair value of any assets or liabilities that are measured on a non-recurring basis.

NOTE 7.        LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2013:

Note payable - Wells Fargo, interest at LIBOR plus 2.5% (2.75% at December 31, 2013) (Effective rate per swap of 3.5%), payable in quarterly installments of $333,333 plus interest, through March 2015, collateralized by a general security interest in all of the property of the Company and a company related by common ownership, and a pledge of all of the capital stock of the Company and a company related by common ownership by its parent.	$1,666,666
Less current maturities	1,333,333
Long-term debt - net	$333,333

In October of 2010, the Company entered into an equipment term loan with Wells Fargo. The original loan amount was $1,402,141, and called for 36 monthly installment payments of principal and interest in the amount of $38,948. In November 2013, the Company made the final installment payment on the loan.

Maturities of long-term debt are as follows:

Year Ended December 31,	Amount
2014	$1,333,333
2015	333,333
Total	$1,666,666

For the year ended December 31, 2013, $95,927 of interest was incurred in connection with the notes payable referred to above.

NOTE  8.                      EMPLOYEE BENEFIT PLAN

SSI Chusei, Inc. maintains a 401(k) Plan (the “Plan”) that covers its employees. The Plan permits employer matching contributions and additional employer contributions at the discretion of the Company.  Employees become eligible to participate in the plan after one year of service, and become fully vested in employer matching contributions after three years of service.  The Company made discretionary matching contributions of $96,766 to the Plan for the year ended December 31, 2013.

NOTE 9.                      RELATED PARTY TRANSACTIONS

The Company had various transactions with a company related by common ownership during the year ended December 31, 2013.  Transactions and balances with this entity are as follows:
Accounts receivable	$871,556
Accounts payable	$653,458
Notes payable	$394,445
Sales	$6,154,644
Purchases	$166,540
Interest expense	$20,399
Commissions expense	$582,760
Consulting fee expense	$192,000
Corporate service expense	$175,000

The Company has an outstanding note payable for insurance due to the related company in the amount of $394,445.  The note bears interest at 2.72%, with monthly principal and interest due and maturing in October of 2014.

NOTE 10.                      COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases certain office equipment, rail cars, and plant equipment from unrelated parties under operating leases expiring from February 2014 through December 2019.  Rental payments under operating leases for the years ended December 31, 2013 totaled $107,978.

Future minimum lease payments as are follows:
Years Ended December 31,
2014	$98,205
2015	95,342
2016	78,810
2017	49,560
2018	49,560
Thereafter	26,635
$398,112

NOTE 10.                      COMMITMENTS AND CONTINGENCIES (CONTINUED)

Contingencies
In the ordinary course of business, the Company is subject to various claims from time to time which have not had a material adverse effect on the Company. In the opinion of management, ultimate liabilities resulting from any such claims will not have a material adverse effect on the financial position or results of operation of the Company.

The Company is a co-borrower, along with a company related by common ownership, on a revolving line of credit in the amount of $7,500,000. At December 31, 2013, neither the Company, nor the related company, had made any borrowings on this line.  The Company is the guarantor of a term loan in the amount of $5,000,000 made to the company related by common ownership. The related company had an outstanding balance of $1,666,666 due as of December 31, 2013 under the term loan.  The Company is jointly and severally liable for the outstanding balance.  In the opinion of management, ultimate liabilities resulting from these commitments will not have a material effect on the financial position or results of operations of the Company.

NOTE 11.                      SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 26, 2014, the date these financial statements were available to be issued.

SSI CHUSEI, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2012

C O N T E N T S	PAGE
INDEPENDENT AUDITOR’S REPORT	1-2

FINANCIAL STATEMENTS
Balance Sheet	3
Statement of Comprehensive Income	4
Statement of Stockholder’s Equity	5
Statement of Cash Flows	6
Notes to Financial Statements	7-16

INDEPENDENT AUDITOR’S REPORT

To the Stockholder and Board of Directors
SSI Chusei, Inc.
Pasadena, Texas

Report on the Financial Statements

We have audited the accompanying financial statements of SSI Chusei, Inc. which comprise the balance sheet as of December 31, 2012, and the related statements of comprehensive income, stockholder’s equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

INDEPENDENT AUDITOR’S REPORT (CONTINUED)

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SSI Chusei, Inc. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Appelrouth, Farah & Co.

Coral Gables, Florida
April 1, 2013

SSI CHUSEI, INC.
BALANCE SHEET
DECEMBER 31, 2012

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$812,349
Accounts receivable	2,457,806
Inventories	2,281,947
Marketable securities	69,250
Prepaid expenses	433,020
Total current assets	6,054,372

PROPERTY AND EQUIPMENT- NET	16,607,151

Total assets	$22,661,523

LIABILITIES AND
STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$1,722,817
Notes payable - related party	1,039,104
Accounts payable	2,089,663
Accrued liabilities	345,153
Total current liabilities	5,196,737

LONG-TERM LIABILITIES
Long-term debt, net of current portion	1,666,667
Interest rate swaps	23,762
1,690,429
Total liabilities	6,887,166

STOCKHOLDER'S EQUITY
Common stock- $1 par value; 10,000,000 shares authorized,
6,966,984 issued and outstanding	6,966,984
Additional paid-in capital	400,000
Other comprehensive loss	(4,985)
Retained earnings	8,412,358
Total stockholder's equity	15,774,357
Total liabilities and stockholder's equity	$22,661,523

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012

SALES	$20,340,579

COST OF SALES	8,083,008

GROSS PROFIT	12,257,571

OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,435,843

INCOME BEFORE OTHER INCOME (EXPENSES)	3,821,728

OTHER INCOME (EXPENSES)
Interest expense	(136,557)
Other income	103,145
Loss on disposal of property and equipment	(82,641)
Total other expense	(116,053)

INCOME BEFORE INCOME TAX BENEFIT	3,705,675

INCOME TAX BENEFIT
Current income tax	-
Deferred income tax (See Note 1)	1,800,518
Total income tax benefit	1,800,518

NET INCOME	5,506,193

OTHER COMPREHENSIVE INCOME
Unrealized gain on available for sale securities	29,840
Change in fair market value of interest rate swaps	(10,935)
Total other comprehensive income	18,905

COMPREHENSIVE INCOME	$5,525,098

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF STOCKHOLDER'S EQUITY
DECEMBER 31, 2012

	COMMON STOCK SHARES AMOUNT		ADDITIONAL PAID -IN CAPITAL	ACCUMULATED OTHER COMPREHENSIVE LOSS	RETAINED EARNINGS	TOTAL

BALANCE - January 1, 2012	6,966,984	$6,966,984	$400,000	$(23,890)	2,906,165	$10,249,259

NET INCOME	-	-	-	-	5,506,193	5,506,193

OTHER COMPREHENSIVE INCOME	-	-	-	18,905	-	18,905

BALANCE - December 31, 2012	6,966,984	6,966,984	400,000	(4,985)	8,412,358	15,774,357

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,506,193
Adjustments to reconcile net income to net cash provided by operating activities
Non-cash charges (credit) to net income:
Depreciation	1,326,951
Loss on disposal of property and equipment	85,641
Deferred income tax	(1,813,732)
Changes in operating assets and liabilities:
Accounts receivable	636,886
Inventories	(975,153)
Prepaid expenses	(20,045)
Accounts payable	(135,134)
Income tax payable	(100,215)
Accrued liabilities	(543,461)
Net cash provided by operating activities	3,967,931

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,615,560)
Deferred acquisition payments	(138,119)
Net cash used in investing activities	(3,753,679)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of long-term debt	(1,506,328)
Loans from related parties, net	35,652
Net cash used in financing activities	(1,470,676)

NET DECREASE IN CASH	(1,256,424)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	2,068,773

CASH AND CASH EQUIVALENTS AT END OF YEAR	$812,349

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$136,557

See independent auditor's report and notes to financial statements.

SSI CHUSEI, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

NOTE 1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operation:
SSI Chusei, Inc. (the “Company”) was incorporated, in the State of Texas, on July 17, 1989. The Company manufactures wax products and provides toll manufacturing services for specialty chemicals to domestic and international chemical manufacturers. The Company is located in Pasadena, Texas.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents:
The Company considers all highly liquid investments in debt instruments purchased with original maturities of three months or less to be cash equivalents.

Accounts Receivable:
Accounts receivable are presented at net realizable value, which is comprised of total accounts receivable less any allowances for uncollectible accounts.  The Company provides an allowance for potentially uncollectible accounts based upon a periodic review and analysis of outstanding accounts receivable balances.  The resulting estimate of uncollectible receivables is charged to an allowance for doubtful accounts.  Recoveries of accounts previously written off are used to offset the allowance account in the periods in which the recoveries are made.  The Company considers accounts receivable to be fully collectible. Accordingly, no provision for doubtful accounts has been recorded as of December 31, 2012.

Inventories:
Inventories are stated at the lower of cost or market. Raw material inventory cost is calculated using the weighted-average cost method, and wax inventory cost is calculated using the specific cost method.  Inventory includes product costs such as insurance, storage and transportation.

NOTE 1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Marketable Securities:
Marketable securities consist of investments in equity shares of a publicly held company, and are recorded at estimated fair value as a short-term asset.  These securities are classified as available-for-sale as of December 31, 2012.  Temporary unrealized gains and losses are recorded as a separate component of accumulated other comprehensive income (loss).  Unrealized losses are charged against earnings when a decline in fair value is determined to be other-than-temporary.  Impairment is considered to be other-than-temporary if an entity intends to sell a security, more likely than not will be required to sell a security before recovering its cost, or does not expect to recover a security’s entire amortized cost basis, even if there is no intent to sell the security.  At December 31, 2012, there was an unrealized gain amounting to $18,777 related to these securities.

Property and Equipment:
Property and equipment are recorded at cost.  Depreciation is computed on the straight-line method over the estimated useful lives of the assets.  Costs of maintenance and repairs are charged to expense, while significant renewals and betterments are capitalized.

Impairment of Long-Lived assets:
In accordance with the provisions of ASC 360-10-05-4, management reviews long-lived assets for impairment when circumstances indicate the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset.  If the carrying amount of an asset may not be recoverable, a write-down to fair value is recorded.  Fair values are determined based on the discounted cash flows, quoted market values, or external appraisals, as applicable.  Long-lived assets are reviewed for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified.  During the year ended December 31, 2012, no such impairment was recorded.

Derivative Financial Instruments:
The Company has two interest rate swaps which are accounted for as cash flow hedges in accordance with ASC 815.  As of the report date, the swaps met the effectiveness tests and, as such, no gains or losses were included in net income during the year related to hedge ineffectiveness and there was no income adjustment related to any portion excluded from the assessment of hedge effectiveness.  A loss of $10,935 was included in other comprehensive income on the statement of stockholders’ equity for the year ended December 31, 2012. One of the swap contracts has an original term of three years and expires in 2013.  The other swap contract has an original term of 39 months and expires in 2015.

NOTE 1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments (Continued):
The Company has only limited involvement with derivative financial instruments.  The Company has two interest rate swap agreements to reduce the potential impact on earnings from increases in market interest rates associated with interest payments on two separate variable rate term loans. Under one agreement with an original notional amount of $1,402,141, the Company pays a fixed rate of 1.04% and receives a variable rate of a one month LIBOR. The second agreement has an original notional amount of $4,000,000 with the Company paying a fixed rate of 1% and receiving a variable rate of a three month LIBOR. The Company has formally designated and documented these financial instruments as hedges of the underlying exposure to fluctuations in variable interest rates. Under the interest rate swap agreements, the Company receives or makes payments on a monthly basis based on the differential between a specified interest rate and the one month LIBOR for one of the agreements, and on a quarterly basis on the differential between a specified interest rate and the three month LIBOR for the other.

At times, the Company may be exposed to credit loss in the event of nonperformance by Wells Fargo Bank (the “Counterparty”) on the derivative financial contracts. This credit loss is limited to the cost of replacing the contracts at current market rates. In response to this risk, the Company monitors the credit worthiness of the Counterparty. The Company does not obtain collateral in connection with the derivative financial contract.  At December 31, 2012, the derivative financial contracts were in favor of the Counterparty.  Therefore, in the opinion of management, there is currently no credit risk related to the derivative financial contracts.

Fair Value Measurements:
The Company measures fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. A fair value hierarchy is presented based on the three levels of inputs for fair value measurements.

The three-level hierarchy for fair value measurements is defined as follows:

-	Level 1 – inputs to the valuation methodology are quoted market prices (unadjusted) for identical assets or liabilities in active markets;

-
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability other than quoted prices, either directly or indirectly including inputs in markets that are not considered to be active;

-	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

NOTE 1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes:
Effective January 1, 2012, the Company received notice of acceptance from the Internal Revenue Service of its election to be treated as a Qualified Subchapter S Subsidiary. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company’s taxable income.

Prior to January 1, 2012, the Company accounted for income taxes under the asset and liability method  through the recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax basis. On January 1, 2012, the Company recognized $1,800,518 in income, which represents the net deferred tax liability which existed on the date of acceptance of the Qualified Subchapter S Subsidiary election. This amount is included in other income on the statement of comprehensive income.

The Company follows the provisions of ASC Topic 740-10, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the financial statements. The evaluation was performed for the tax years ended December 31, 2009, 2010 and 2011, the tax years which remain subject to examination by major tax jurisdictions as of December 31, 2012.

Product Liability:
Accruals for product liability claims are recorded on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on existing information.  There were no accrued liabilities related to product liability claims at December 31, 2012.

Comprehensive Income:
Comprehensive income consists of net income and other gains and losses affecting stockholders’ equity that, under generally accepted accounting principles are excluded from net income.  For the Company, such items are comprised of changes in the fair market value of two interest rate swap agreements and unrealized gains and losses on available for sale securities.

NOTE 1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition:
The Company recognizes revenue on wax and product sales and related cost of goods sold, net of rebates and discounts, when the title transfers which is subject to the particular terms of the sale.  The Company recognizes revenue from tolling services when the service has been provided to the customer.  The Company’s revenue recognition policies are designed to recognize revenues when persuasive evidence of an arrangement exists, the services have been rendered to customers, pricing is fixed or determinable, and collectability is reasonably assured.

Shipping and Handling Costs:
Shipping and handling costs are included in cost of goods sold on the accompanying income statement.

NOTE 2.                      CONCENTRATION AND CREDIT RISK

The Company maintains its cash balances in one financial institution in the State of Texas.  Balances in non-interest bearing accounts are fully insured through December 31, 2012 under the Dodd-Frank Wall Street Reform Act of 2010.  Balances in interest bearing accounts are insured up to a maximum of $250,000.  At times, cash balances may exceed federally insured limits.

Financial instruments, which potentially subject the Company to concentrations and credit risk, consist principally of sales to customers. At December 31, 2012, concentrations and credit risk were as follows:

Accounts Receivable:
At December 31, 2012, three customers accounted for approximately 65% of total accounts receivable.  Total accounts receivable due from these customers amounted to approximately $1,587,100.  One of these customers is a company related by common ownership.  Total accounts receivable due from the related party amounted to approximately $731,400 at December 31, 2012.

Sales:
For the year ended December 31, 2012, two customers accounted for approximately 39% of total revenues.  Total revenues derived from these customers amounted to approximately $7,844,000.  One of these customers is related by common ownership.  Total revenues from the related party amounted to approximately $5,452,439 for the year ended December 31, 2012.

NOTE 3.          INVENTORIES

Inventories consisted of the following as of December 31, 2012:

Raw materials	$611,368
Finished goods	1,653,466
Packaging supplies	17,113
Total	$2,281,947

NOTE 4.        PROPERTY AND EQUIPMENT - NET

At December 31, 2012, cost, accumulated depreciation, and estimated useful lives are summarized as follows:

Land improvements	5-40 Years	$1,858,157
Buildings	10-40 Years	2,161,132
Plant equipment	2-15 Years	27,106,616
Furniture, fixtures and equipment	5-10 Years	576,476
Construction in progress		1,022,270
		32,724,651
Less: accumulated depreciation		16,817,140
		15,907,511
Land		699,640
		$16,607,151

Depreciation expense for the year ended December 31, 2012 amounted to $1,326,951. During the year ended December 31, 2012, the Company capitalized $52,406 of interest directly related to the expansion of its plant.

NOTE 5.                      FAIR VALUE MEASUREMENTS

The Company measures marketable securities and the interest rate swap agreements at fair value. Marketable securities are classified within Level 1 as they are valued using quoted market prices for identical assets in active markets.  The interest rate swap agreements are classified within Level 2 because they are valued using quoted market prices to similar instruments in active markets or alternative pricing sources and models utilizing observable inputs.

NOTE 5.                      FAIR VALUE MEASUREMENTS (CONTINUED)

Assets and liabilities measured at fair value on a recurring basis are summarized below:

	Total December 31, 2012	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Description
Assets
Marketable securities	$69,250	$69,250	$-	$-

Liabilities
Interest rate swap agreements	$23,762	$-	$23,762	$-

Certain assets and liabilities are measured at fair value on a non-recurring basis. During the year ended December 31, 2012, there were no adjustments to the fair value of any assets or liabilities that are measured on a non-recurring basis.

NOTE 6.        LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2012:

Note payable - Wells Fargo, interest at LIBOR plus 3% (3.21% at December 31, 2012) (Effective rate per swap of 4.04%), payable in monthly installments of $38,948 plus interest, through November 2013, collateralized by a security interest in various equipment, and guaranteed by a company related by common ownership.	$389,484
Note payable - Wells Fargo, interest at LIBOR plus 2.5% (2.875% at December 31, 2012) (Effective rate per swap of 3.5%), payable in quarterly installments of $333,333 plus interest, through March 2015, collateralized by a general security interest in all of the property of the Company and a company related by common ownership, and a pledge of all of the capital stock of the Company and a company related by common ownership by its parent.	3,000,000
3,389,484
Less current maturities	1,722,817
Long-term debt - net	$1,666,667

NOTE 6.        LONG-TERM DEBT (CONTINUED)

Maturities of long-term debt are as follows:

Year Ended December 31,	Amount
2013	$1,722,817
2014	1,333,333
2015	333,334
Total	$3,389,484

For the year ended December 31, 2012, $104,405 of interest was incurred in connection with the notes payable referred to above.

NOTE 7.                      RELATED PARTY TRANSACTIONS

The Company had various transactions with a company related by common ownership during the year ended December 31, 2012.  Transactions and balances with this entity are as follows:

Accounts receivable	$731,390
Accounts payable	$246,923
Notes payable	$1,039,104
Sales	$5,452,439
Purchases	$594,854
Interest expense	$32,152
Commissions expense	$544,734
Consulting fee expense	$192,000
Corporate service expense	$175,000

The Company has three outstanding notes payable to the related company in the amount of $250,000, $453,025 and $336,079.  The notes payable bear interest at 3%, 3.75% and 2.72%, respectively, and are due at various dates in 2013.

NOTE 8.                      COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases certain office equipment, rail cars, and plant equipment from unrelated parties under operating leases expiring from May 2013 through October 2016.  Rental payments under operating leases for the years ended December 31, 2012 totaled $94,411.

Future minimum lease payments as are follows:
Years Ended December 31,
2013	$78,612
2014	47,956
2015	45,782
2016	32,175
$204,525

Contingencies
In the ordinary course of business, the Company is subject to various claims from time to time which have not had a material adverse effect on the Company. In the opinion of management, ultimate liabilities resulting from any such claims will not have a material adverse effect on the financial position or results of operation of the Company.

The Company is a co-borrower, along with a company related by common ownership, on a revolving line of credit in the amount of $7,500,000. At December 31, 2012, neither the Company, nor the related company, had made any borrowings on this line.  The Company is the guarantor of a term loan in the amount of $5,000,000 made to the company related by common ownership. The related company had an outstanding balance of $2,619,048 due as of December 31, 2012 under the term loan.  The Company is jointly and severally liable for the outstanding balance.  In the opinion of management, ultimate liabilities resulting from these commitments will not have a material effect on the financial position or results of operations of the Company.

NOTE  9.                      EMPLOYEE BENEFIT PLAN

SSI Chusei, Inc. maintains a 401(k) Plan (the “Plan”) that covers its employees. The Plan permits employer matching contributions and additional employer contributions at the discretion of the Company.  Employees become eligible to participate in the plan after one year of service, and become fully vested in employer matching contributions after three years of service.  The Company made discretionary matching contributions of $77,043 to the Plan for the year ended December 31, 2012.

NOTE 10.                      SUBSEQUENT EVENTS

Management has evaluated subsequent events through April 1, 2013, the date these financial statements were issued.